EXHIBIT 10.2
EXECUTION VERSION
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT
AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 31, 2018 is by and among OMNOVA Solutions Inc. (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
RECITALS
WHEREAS, Administrative Agent, the Lenders named therein, the Borrower and the other Loan Parties are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 30, 2016 (as amended, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that Administrative Agent and Lenders, and Administrative Agent and Lenders have agreed to, amend the Credit Agreement as described herein and upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 8 hereof, the parties hereto hereby agree to the following amendments:
(a)Section 3.09 of the Credit Agreement is hereby amended and restated to read as follows:
“SECTION 3.09 [Reserved].”
(b)Section 5.17(h) of the Credit Agreement is hereby amended and restated to read as follows:
“(h) any Loan Party may become liable as a guarantor with respect to obligations of any other Loan Party or any Foreign Subsidiary, which obligations are not otherwise prohibited under this Agreement;”
(c)Section 5.17(l) of the Credit Agreement is hereby amended and restated to read as follows:
“(l)    (i) Indebtedness of Foreign Subsidiaries in connection with lines of credit from time to time owing to Persons other than a Loan Party, provided that the aggregate amount of such Indebtedness under this clause (i) does not exceed $25,000,000 at any one time outstanding; and (ii) additional Indebtedness of Subsidiaries that are not Loan Parties from time to time owing to Persons other

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than a Loan Party, provided that the aggregate amount of such Indebtedness under this clause (ii) does not exceed $40,000,000 at any one time outstanding;”
SECTION 2. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that:
(d)such Loan Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by such Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (regardless of whether considered in proceedings in equity or at law) and an implied covenant of good faith and fair dealing;
(e)each of the representations and warranties contained in the Credit Agreement, as amended hereby, is true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects as of such specified date and any representation or warranty which is subject to any materiality qualifier is true and correct in all respects);
(f)no Event of Default has occurred and is continuing under the Credit Agreement after giving effect to this Amendment; and
(g)such Loan Party’s execution, delivery, and performance of this Amendment do not and will not conflict with, or constitute a violation or breach of (excluding conflicts, violations or breaches of any provision in any contract prohibiting the grant of a lien in specific leased or licensed assets), or result in the imposition of any Lien upon the property of such Loan Party or any of its Subsidiaries, by reason of the terms of (a) any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, (b) any Requirement of Law applicable to such Loan Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of such Loan Party or any of its Subsidiaries.
SECTION 3. Acknowledgments Regarding Credit Agreement.
(a)    Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto agree that this Amendment shall constitute a Loan Document.
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(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, and each reference to the Credit Agreement in the other Loan Documents, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(h)Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.
(i)Each Guarantor hereby reaffirms its guarantee of the Obligations, taking into account the provisions of this Amendment.
SECTION 4. Costs and Expenses. As provided in Section 9.03 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, reasonable out-of-pocket costs and expenses of the Administrative Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Amendment (and the other documents to be delivered in connection herewith).
SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 8. Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon receipt by the Administrative Agent of:
(j)duly executed counterparts to this Amendment by the Borrower, the other Loan Parties and the Required Lenders; and
(k)payment of all fees required to be paid and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) on or before the Amendment Effective Date.
[Signature Pages Follow]

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This Amendment No. 1 to Third Amended and Restated Credit Agreement has been executed as of the day and year first above written.
OMNOVA SOLUTIONS INC., as Borrower
By: /s/ Paul F. DeSantis Name: Paul F. DeSantis Title: Senior Vice President and Chief Financial Officer; Treasurer
DECORATIVE PRODUCTS THAILAND, INC., as a Loan Party
By: /s/ Paul F. DeSantis
Name: Paul F. DeSantis
Title: Treasurer

OMNOVA WALLCOVERING (USA), INC., as a Loan Party

By: /s/ Paul F. DeSantis
Name: Paul F. DeSantis
Title: Treasurer

Amendment No. 1 to Third Amended and Restated Credit Agreement

This Amendment No. 1 to Third Amended and Restated Credit Agreement has been executed as of the day and year first above written.
JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ Randy Abrams
Name: Randy Abrams
Title: Authorized Officer

Amendment No. 1 to Third Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Robert T. Brown
Name: Robert T. Brown
Title: Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ John P. Dunn
Name: John P. Dunn
Title: Vice President

Amendment No. 1 to Third Amended and Restated Credit Agreement